UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2022

Recro Pharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-36329	26-1523233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 E. Uwchlan Ave, Suite 112 Exton, Pennsylvania	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 534-8239

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	REPH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 15, 2022, Recro Pharma, Inc. (the “Company”) filed Articles of Amendment (the “Articles of Amendment”) to its Second Amended and Restated Certificate of Incorporation, as amended, with the Secretary of the Commonwealth of the Commonwealth of Pennsylvania to change the Company’s corporate name to Societal CDMO, Inc. (the “Name Change”). The Name Change will be effective on March 21, 2022 at 4:01 P.M. Eastern Time. A copy of the Articles of Amendment is attached as Exhibit 3.1 hereto and incorporated by reference.

In connection with the Name Change, the Company’s board of directors amended and restated the Company’s Third Amended and Restated Bylaws (the “Bylaws”) to reflect the Name Change, also to be effective on March 21, 2022, and to update the registered office of the Company. No other changes were made to the Bylaws. A copy of the Fourth Amended and Restated Bylaws reflecting this amendment is attached as Exhibit 3.2 hereto and incorporated by reference.

Item 8.01	Other Events.

On March 21, 2022, the Company issued a press release announcing the Name Change and that its ticker symbol on the Nasdaq Capital Market would change from “REPH” to “SCTL.” Trading under the new ticker symbol will begin on March 22, 2022. Outstanding stock certificates for shares of the Company are not affected by the Name Change; they continue to be valid and need not be exchanged.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

3.1	Articles of Amendment to Second Amended and Restated Articles of Incorporation.

3.2	Fourth Amended and Restated Bylaws of Societal CDMO, Inc.

99.1	Press release, dated March 21, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Recro Pharma, Inc.

Date: March 21, 2022	By:	/s/ J. David Enloe, Jr.
J. David Enloe, Jr.
President and Chief Executive Officer